5


TRANSAMERICA VARIABLE INSURANCE FUND, INC.


Prospectus: May 1, 1999
(Revised November 1, 1999)






GROWTH PORTFOLIO






We do not offer the portfolio for sale directly to the public. Insurance companies purchase shares of the portfolio and offer them as investment options in their variable annuity contracts and variable life insurance policies. Read your contract for additional variable insurance contract charges and restrictions on purchases or allocations.

This prospectus should be read in conjunction with the variable insurance contract.















The Securities and Exchange Commission has not approved or disapproved the securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
The Portfolio at a Glance                              2
Fees and Expenses                             3
The Portfolio in Detail                                4
         Growth Portfolio                              4
Investment Adviser & Sub-Adviser                       4
Determination of Net Asset Value                       5
Offering, Purchase and Redemption of Shares   6
Income, Dividends and Capital Gains Distributions      6
Taxes                                                  6
Year 2000 Issue                                        6
Financial Highlights                                   7
Additional Information and Assistance       Back Cover



THE PORTFOLIO AT A GLANCE

The following is a summary of the portfolio's goals, strategies, risks, intended investors and performance. We cannot guarantee that the investment goals will be achieved. The portfolio is managed by Transamerica Investment Services, Inc., or TIS. TIS has been managing funds for employee pension plans since 1967 and is currently managing over $40 billion.

The performance shown for the portfolio assumes reinvestment of dividends. The portfolio is only available through the purchase or variable annuity and variable life insurance contracts. The performance of the portfolio does not reflect any expenses or charges applicable to these variable insurance contracts. We compare a portfolio's performance to a broad-based securities market index. Performance figures for this index do not reflect any commissions or fees, which you would pay if you purchased the securities represented by the index. You cannot invest directly in the index. The performance data for the index does not indicate the past or future performance of the portfolio.

GROWTH PORTFOLIO
The portfolio seeks to maximize long-term growth.

It invests at least 65% of its assets in a diversified selection of equity securities of domestic growth companies of any size. We look for companies we consider to be premier companies that are under-valued in the stock market.

Your principal risk in investing in this portfolio is you could lose money. The value of equity securities can fall due to the issuing company's poor financial condition or bad general economic or market conditions. Since this portfolio invests in equities, its performance may vary more than fixed income portfolio over short periods.

The  portfolio is intended for  long-term  investors  who have the  perspective,
patience,   and  financial  ability  to  take  on  above-average   stock  market
volatility.

The following performance information provides some indication of the risks of investing in the portfolio. We show annual returns, best and worst quarters, and average annual total returns over the life of the portfolio. This portfolio is the successor to Transamerica Occidental's Separate Account Fund C, a management investment company funding variable annuities, through a reorganization on November 1, 1996. Performance prior to November 1, 1996 is Transamerica Occidental's Separate Account Fund C performance. Past performance is no guarantee of future results.

[OBJECT OMITTED]

    Best calendar quarter: 29.84% for quarter ending 6/30/97
    Worst calendar quarter: -20.51% for quarter ending 9/30/90

AVERAGE ANNUAL TOTAL RETURNS (AS OF 12/31/98)
                         1 YEAR      5 YEARS     10 YEARS
-----------------------------------------------------------
Growth Portfolio         43.28%      34.37%      26.05%
S&P 500 Index *          28.58%      24.06%      19.21%

* The Standard and Poor's 500 Index (S&P 500) consists of 500 widely held, publicly traded common stocks.


FEES AND EXPENSES


The table below provides a breakdown of the expenses you may pay if you buy and hold shares of this portfolio. There is no sales charge (load) or other transaction fees for the purchase of shares of the portfolio by insurance companies which offer the portfolio as an investment option in their variable insurance contracts. But, you may pay sales charges (loads) in connection with your ownership of the variable insurance contract through which this portfolio is available. Investors do pay fees and expenses incurred by the portfolio.


ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS)

                                                TOTAL

               MANAGEMERT            OTHER      OPERATING
-----------------------------------------------------------------------------

PORTFOLIO      FEE                   EXPENSES   EXPENSES
Growth          0.75%                   0.21%      0.96%



The portfolio's total operating expenses above include the maximum management fees and other expenses that the portfolio incurred in 1998. However, in 1998 certain fee waivers or expense reimbursements by the Investment Adviser were in place so that the management fee, other expenses and total portfolio expenses experienced by the portfolio were 0.64%, 0.21% and 0.85%, respectively. The Investment Adviser has agreed to waive part of its management fee or reimburse other operating expenses to ensure that annual total operating expenses for the portfolio (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed this cap of 0.85%. The fee waivers and expense assumptions may be terminated at any time without notice but are expected to continue through 1999.


EXAMPLE
The table below is to help you compare the cost of investing in this portfolio with the cost of investing in other mutual funds. These examples assume that you make a one-time investment of $10,000 and hold your shares for the time periods indicated. The examples also assume that your investment has a 5% return each year and that the portfolio's operating expenses remain the same as shown above. The examples do not reflect reinvestment of dividends and distributions. Costs are the same whether you redeem at the end of any period or not. Your actual costs may be higher or lower. These costs do not reflect any charges or expenses applicable to the variable insurance contract through which this portfolio is available.

                           INVESTMENT PERIOD
PORTFOLIO                    1 YEAR   3 YEARS  5 YEARS        10 YEARS
------------------------------------------------------------------------------
Growth                          $98      $306     $531     $1,178






THE PORTFOLIO IN DETAIL

The following expands on the strategies, policies and risks described in The Portfolio at a Glance. For more information about the performance of the portfolio, see the Statement of Additional Information (SAI). You can get a free copy of the SAI by asking us. The SAI includes the Annual Report.


GROWTH PORTFOLIO
GOAL
Our goal is to maximize long-term growth.

STRATEGIES
We use a "bottom up" approach to investing. We study industry and economic trends, but focus on researching individual companies. The portfolio is constructed one company at a time. The company passes through a research process and stands on its own merits as a viable investment in the Sub-Adviser's opinion.

We buy securities of companies we believe have the defining features of premier growth companies that are under-valued in the stock market. The companies we invest in have many or all of these features: ss. Outstanding management ss. Superior track record ss. Well-defined plans for the future ss. Unique low cost products ss. Dominance in market share or products in specialized markets ss. Strong earnings and cash flows to foster future growth ss. Focus on shareholders through increasing dividends, stock repurchases and strategic acquisitions

We also select companies for their growth potential in relation to major U.S. trends. These trends include:
ss.        The aging of baby boomers
ss.        The rapid growth in communication and information technologies
ss.        The shift toward financial assets versus real estate or other tangible assets
ss.        The continuing increase in U.S. productivity

POLICIES
We invest at least 65% of the portfolio's assets in a diversified portfolio of domestic equity securities. We do not limit its investments to any particular type or size of company.

The portfolio may also invest in cash or cash equivalents for temporary defensive purposes when market conditions warrant. To the extent it is invested in these securities, the portfolio is not achieving its investment objective.

RISKS
Since the portfolio invests principally in equity securities, the value of its shares will fluctuate in response to general economic and market conditions. Financial risk comes from the possibility that current earnings of a company we invest in may fall, or that its overall financial circumstances may decline, causing the security to lose value.

THIS PORTFOLIO IS INTENDED FOR:
Long-term investors who have the perspective, patience and financial ability to take on above-average price volatility in pursuit of long-term capital growth.


INVESTMENT ADVISER & SUB-ADVISER

INVESTMENT ADVISER


The Investment Adviser of the portfolio is Transamerica Occidental Life Insurance Company, 1150 South Olive Street, Los Angeles, California 90015. The Investment Adviser is a stock life insurance company incorporated in the state of California on June 30, 1906. It is a wholly-owned indirect subsidiary of Transamerica Corporation, a subsidiary of AEGON, N.V. Transamerica Corporation's address is 600 Montgomery Street, San Francisco, California 94111. The Investment Adviser was the investment adviser of Transamerica Occidental's Separate Account Fund C ("Separate Account Fund C"), the predecessor to the Growth Portfolio.


The Investment Adviser's duties include, but are not limited to:
ss.        Overall responsibility for administering all operations of the portfolio;
ss.        Monitoring and evaluating the management of the assets of the portfolio by the Sub-Adviser on an ongoing basis; and
ss.        Procuring services for the portfolio, including liaison and supervision of the various service providers.

ADVISORY FEE

For its services to the portfolio, the Investment Adviser receives an annual advisory fee from the portfolio. This fee is based on the average daily net assets of the portfolio. The fee is deducted daily from the assets of the portfolio. The fee may be higher than the average advisory fee paid to the investment advisers of other similar portfolios. The amount of the advisory fee, payable under the investment advisory agreement, is 0.75%. The Investment Adviser may waive some or all of the fee from time to time at its discretion. In 1998 the Investment Adviser waived a portion of the advisory fee and was paid 0.64% of the portfolio's average net assets.

The portfolio pays all the costs of its operations that are not assumed by the Investment Adviser, including:

o     Custodian;
o     Legal;
o     Auditing;
o     Administration
o     Registration fees and expenses; and
o     Fees and expenses of directors unaffiliated with the Investment Adviser.


SUB-ADVISER

The Investment Adviser has contracted with Transamerica Investment Services, Inc. to be the Sub-Adviser. The Sub-Adviser has been in existence since 1967 and has provided investment advisory services to investment companies since 1968 and to Transamerica Corporation and affiliated companies since 1981. The Sub-Adviser currently manages over $40 billion. The Sub-Adviser is located at 1150 South Olive Street, Los Angeles, California 90015-2211. The Sub-Adviser is a wholly-owned subsidiary of Transamerica Corporation, a subsidiary of AEGON, N.V. The Investment Adviser has agreed to pay the Sub-Adviser a portion of the advisory fee. The Sub-Adviser will provide recommendations on the management of portfolio assets, provide investment research reports and information, supervise and manage the investments of the portfolio, and direct the purchase and sale of portfolio investments.

The Sub-Adviser is also responsible for the selection of brokers and dealers to execute transactions for the portfolio. Some of these brokers or dealers may be affiliated persons of the Investment Adviser and Sub-Adviser. Although it is the policy of the Sub-Adviser to seek the best price and execution for each transaction, they may give consideration to brokers and dealers who provide them with statistical information research and other services in addition to transaction services.

AEGON MERGER

On July 21, 1999, Transamerica Corporation completed its merger with a subsidiary of AEGON N.V., one of the world's leading international insurance groups. As a result of the merger, the investment advisory contract between Transamerica Variable Insurance Fund, Inc. ("TVIF") and Transamerica Occidental Life Insurance Company ("TOLIC"), TVIF's investment adviser, and the sub-advisory agreement between TOLIC and Transamerica Investment Services, Inc. ("TIS") automatically terminated and the new investment advisory and sub-advisory contracts between the same parties, approved at a special meeting of TVIF shareholders on June 16, 1999, became effective.

As of July 21, 1999, AEGON N.V. indirectly owns the investment adviser, TOLIC, and the sub-adviser, TIS.



PORTFOLIO MANAGER

Management decisions for the portfolio is made by a team of expert managers and analysts headed by a team leader (designated as primary manager) and his backup (designated as co-manager). The team leader has primary responsibility for the day-to-day decisions related to the portfolio. The transactions and performance of the portfolio is reviewed by the Sub-Adviser's senior officers.

The following listing provides a brief biography of the primary manager and co-manager for the portfolio:

PRIMARY MANAGER SINCE 1984: JEFFREY S. VAN HARTE, CFA, Vice President and Senior Portfolio Manager, Transamerica Investment Services. Manager of the Transamerica Equity Fund and the Transamerica Premier Equity Fund since 1998. Manager of an unregistered separate account and a Transamerica corporate account. Co-Manager of the Transamerica Premier Value Fund, the Transamerica Value Fund, the
Transamerica Premier Balanced Fund and the Transamerica Balanced Fund. Was manager of the Transamerica Balanced Fund from 1993 to 1998 and the Transamerica Premier Balanced Fund from 1995 to 1998. Member of San Francisco Society of Financial Analysts. B.A., California State University at Fullerton. Joined Transamerica in 1980.

CO-MANAGER SINCE 1999: GARY U. ROLLE, CFA, Executive Vice President & Chief Investment Officer, Transamerica Investment Services. Chairman & President, Transamerica Income Shares. Chief Investment Officer, Transamerica Occidental Life Insurance and Transamerica Life Insurance & Annuity Companies. Manager of the Transamerica Balanced Fund and Transamerica Premier Balanced Fund since 1998. Co-Manager of the Transamerica Premier Equity Fund, Transamerica Equity Fund, Fund A, and Transamerica corporate accounts. Former member of the Board of Governors of the Los Angeles Society of Financial Analysts. B.S., University of California at Riverside. Joined Transamerica in 1967.

DETERMINATION OF NET ASSET VALUE

We normally determine the net asset value per share of the portfolio once daily as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m. New York time. We do this each day when the New York Stock Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year, except for certain holidays.

We calculate the net asset value by subtracting the portfolio's liabilities from its total assets and dividing the result by the total number of shares outstanding.

We generally determine the value of the portfolio securities and assets on the basis of their market values. However, any short-term debt securities of the portfolio having remaining maturities of sixty days or less are valued by the amortized cost method, which approximates market value. Amortized cost involves valuing an investment at its cost and assuming a constant amortization to maturity of any discount or premium, regardless of the effect of movements in interest rates. We value investments for which market quotations are not readily available at their fair value as determined in good faith by, or under authority delegated by, the portfolio's Board of Directors.

OFFERING, PURCHASE AND REDEMPTION OF SHARES

We sell shares of the portfolio in a continuous offering to various insurance companies. These insurance companies offer them as investment options in variable annuity and variable life insurance contracts. The insurance companies purchase and redeem shares of the portfolio at net asset value without sales or redemption charges being imposed by the portfolio.

On each business day insurance companies purchase or redeem shares of the portfolio based on the requests from their contract owners that have been processed on that day. Insurance companies purchase and redeem shares at their net asset value calculated at the end of that day, although such purchases and redemptions may be executed the next business day.

If insurance companies purchase shares of a portfolio for variable life insurance or qualified pension and retirement plans, a potential for certain conflicts may exist between the interests of variable annuity contract owners, variable life insurance contract owners and plan participants. We do not foresee any disadvantage to owners of the annuity contracts arising from the fact that shares of a portfolio might be held by such entities. However, in such an event, the portfolio's Board of Directors will monitor the portfolio in order to identify any material irreconcilable conflicts of interest which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts.


INCOME, DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

ss.        The portfolio distributes substantially all of its net investment income in the form of dividends to its shareholders.
ss. Dividends are made on a per share basis to shareholders of record as of the distribution date, regardless of how long the shares have been held.
ss.        Dividends, if any, are generally paid annually.
ss.        Capital gains, if any,  are generally distributed annually.
ss. If you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution.


TAXES

The portfolio qualifies as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The portfolio intends to distribute substantially all of its net income and net capital gains to its shareholders. As a result, under the provisions of subchapter M, there should be little or no income or gains taxable to the portfolio. In addition, the portfolio intends to comply with certain other distribution rules specified in the Code so that it will not incur a 4% nondeductible federal excise tax that otherwise would apply. For more information see Federal Tax Matters in the SAI.

The shareholders of the portfolio are insurance companies offering variable insurance contracts. For information concerning federal income tax consequences for owners of variable insurance contracts, see the prospectus for these products.


YEAR 2000 ISSUE

Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because dates are encoded using the standard six-place format that allows entry of only the last two digits of the year. This is commonly known as the "Year 2000 Problem." This issue could adversely impact the portfolio if the computer systems used by the portfolio's Investment Adviser, Sub-Adviser, Custodian and Transfer Agent (including service providers' systems) do not accurately process date information after January 1, 2000. The Investment Adviser and Sub-Adviser are addressing this issue by testing the computer systems they use to ensure that those systems will operate properly after January 1, 2000. The Investment Adviser and Sub-Adviser are also seeking assurances from the Custodian, Transfer Agent and other service providers they use that their computer systems will be adapted to address the Year 2000 Problem in time to prevent adverse consequences after January 1, 2000.

However, especially when taking into account interaction with other systems, it is difficult to predict with precision that there will be no disruption of services in connection with the year 2000. We continue to believe that we will achieve Year 2000 readiness; however, the size and complexity of our systems and the need for them to interface with other systems internally and with those of our customers, vendors, partners, government agencies and other outside parties, creates the possibility that some systems may experience Year 2000 problems. Although we believe we will be properly prepared for the date change, we are also developing contingency plans to minimize any potential disruptions to operations, especially from externally interfaced systems over which we have limited or no control. This issue could also adversely impact the value of the securities that the portfolio invest in if the issuing companies' systems do not operate properly after January 1, 2000.


THE ABOVE IS SUBJECT TO THE YEAR 2000 READINESS DISCLOSURE ACT. THIS ACT MAY LIMIT YOUR LEGAL RIGHTS IN THE EVENT OF A DISPUTE.

FINANCIAL HIGHLIGHTS

The following information is intended to help you understand the portfolio's financial performance for the past five years. Certain information reflects financial results for a single portfolio share. The total returns in the table represent the rate the investor would have earned (or lost) in that year, assuming reinvestment of all dividends and distributions. This information has been audited by Ernst & Young LLP, independent auditors. Their report, along with the portfolio's financial statements, are included in the statement of additional information and annual report. See the back cover to find out how to get the statement of additional information.

The Growth Portfolio was formerly Transamerica Occidental's Separate Account Fund C. The former fund was reorganized on November 1, 1996, when all its assets and liabilities were transferred to the newly created Growth Portfolio. The financial information is presented as if the reorganization had always been in effect. The activity prior to November 1, 1996, represents accumulated unit values of Separate Account Fund C which have been converted to share values for presentation purposes.




                                                                                YEAR ENDED DECEMBER 31,
      -------------------------------------------------------- -------------- ---------- ----------- ---------- -----------
                                                                   1998         1997        1996       1995        1994
      -------------------------------------------------------- -------------- ---------- ----------- ---------- -----------
      -------------------------------------------------------- -------------- ---------- ----------- ---------- -----------
      NET ASSET VALUE
      Beginning of year                                           $14.750      $10.930     $8.582     $5.615      $5.239
      -------------------------------------------------------- -------------- ---------- ----------- ---------- -----------
      -------------------------------------------------------- -------------- ---------- ----------- ---------- -----------

      OPERATIONS:
      Net investment income (loss)                                (0.013)      (0.050)    (0.065)     (0.069)    (0.042)
      -------------------------------------------------------- -------------- ---------- ----------- ---------- -----------
      -------------------------------------------------------- -------------- ---------- ----------- ---------- -----------
      Net realized and unrealized gain                             6.380        5.130      2.413       3.036      0.418
      -------------------------------------------------------- -------------- ---------- ----------- ---------- -----------
      -------------------------------------------------------- -------------- ---------- ----------- ---------- -----------
      Total from investment operations                             6.367        5.080      2.348       2.967      0.376
      -------------------------------------------------------- -------------- ---------- ----------- ---------- -----------
      -------------------------------------------------------- -------------- ---------- ----------- ---------- -----------

      DIVIDENDS/DISTRIBUTIONS TO SHAREHOLDERS:
      Net realized gains                                          (1.757)      (1.260)       -           -          -
      -------------------------------------------------------- -------------- ---------- ----------- ---------- -----------

      NET ASSET VALUE
      End of  year                                                $19.360      $14.750    $10.930     $8.582      $5.615
      -------------------------------------------------------- -------------- ---------- ----------- ---------- -----------

      TOTAL RETURN                                                43.28%       46.50%      27.36%     52.84%      7.19%
      -------------------------------------------------------- -------------- ---------- ----------- ---------- -----------
      -------------------------------------------------------- -------------- ---------- ----------- ---------- -----------

      RATIOS AND SUPPLEMENTAL DATA:
      Expenses to average net assets:
      -------------------------------------------------------- -------------- ---------- ----------- ---------- -----------
      -------------------------------------------------------- -------------- ---------- ----------- ---------- -----------
        After reimbursement/fee waiver                             0.85%        0.85%      1.27%       1.41%      1.43%
      -------------------------------------------------------- -------------- ---------- ----------- ---------- -----------
      -------------------------------------------------------- -------------- ---------- ----------- ---------- -----------
        Before reimbursement/fee waiver                            0.96%        0.98%      1.34%       1.41%      1.43%
      -------------------------------------------------------- -------------- ---------- ----------- ---------- -----------
      -------------------------------------------------------- -------------- ---------- ----------- ---------- -----------
      Net investment income (loss) to average net assets (1)      (0.32%)      (0.39%)    (0.68%)     (0.94%)    (0.80%)
      -------------------------------------------------------- -------------- ---------- ----------- ---------- -----------
      -------------------------------------------------------- -------------- ---------- ----------- ---------- -----------
      Portfolio turnover rate                                     34.41%       20.54%      34.58%     18.11%      30.84%
      -------------------------------------------------------- -------------- ---------- ----------- ---------- -----------
      -------------------------------------------------------- -------------- ---------- ----------- ---------- -----------
      Net assets, end of year (in thousands)                     $107,892      $46,378    $32,238     $25,738    $17,267
      -------------------------------------------------------- -------------- ---------- ----------- ---------- -----------




(1) If the Investment Adviser had not reimbursed expenses the ratio of net investment loss to average net assets would have been (0.44%), (0.52%) and (0.75%) for the years ended December 31, 1998, 1997, and 1996, respectively.

ADDITIONAL INFORMATION AND ASSISTANCE


You may get more information, at no charge, about this portfolio by requesting the following:

ANNUAL AND SEMI-ANNUAL REPORT

These reports describe the portfolio's performance and list its holdings. The annual report discusses the market conditions and the portfolio manager's strategies that significantly affected the portfolio's performance during the last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)

This document gives additional information about the portfolio. The SAI was filed with the Securities and Exchange Commission (SEC) and is incorporated by reference as part of the prospectus. The audited annual report is a part of the SAI.


TO OBTAIN INFORMATION FROM US

ss.        Call 1-800-258-4260
ss.        Write to Transamerica Service Center, 401 North Tryon Street,
               Suite 700, Charlotte, North Carolina 28202.
ss.        Visit our Internet web site at http://www.transamerica.com


TO OBTAIN INFORMATION FROM THE SEC

ss.        Visit the SEC, Public Reference Room, Washington, D.C. to review or copy the prospectus and SAI
ss.        Call 1-800-SEC-0330
ss.        Visit the SEC's Internet web site at http://www.sec.gov
ss.        Write to Securities and Exchange Commission, Public Reference
              Section, Washington, D.C. 20549-6009 for copies of these documents (requires you to pay a duplicating fee)

SEC file number:  811-9216